ACCOUNTS AND OTHER RECEIVABLE, NET	12 Months Ended
Dec. 31, 2025
Subclassifications of assets, liabilities and equities [abstract]
ACCOUNTS AND OTHER RECEIVABLE, NET	ACCOUNTS AND OTHER RECEIVABLE, NET

(US$ MILLIONS)	2025	2024
Current, net	$1,207	$1,337
Non-current, net
Accounts receivable	46	100
Retainer on customer contract	58	55
Billing rights	720	597
Loan receivable from Brookfield Business Partners (1)	1,127	1,140
Total non-current, net	$1,951	$1,892
Total	$3,158	$3,229
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(1)See Note 25 for additional information.
Non-current billing rights primarily represent unbilled rights from the company’s water and wastewater operation in Brazil related to revenues earned from the construction of public concession contracts classified as financial assets, which are recognized when there is an unconditional right to receive cash or other financial assets from the concession authority for the construction services.
The company’s construction operation has a retention balance, which comprises amounts that have been earned but held back until the satisfaction of certain conditions specified in the contract. The retention balance included in current accounts and other receivable, net as at December 31, 2025 was $63 million (2024: $120 million).
The following table summarizes the change in the loss allowance for bad debts on accounts and other receivables for the years ended December 31, 2025 and 2024:

(US$ MILLIONS)	2025	2024
Loss allowance - beginning	$299	$137
Add: increase in allowance	41	221
Deduct: bad debt write offs	(37)	(33)
Foreign currency translation and other	42	(26)
Loss allowance - ending	$345	$299